UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  February 5, 2010

CYTORI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32501	33-0827593
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3020 Callan Road, San Diego, California 92121
(Address of principal executive offices)

(858) 458-0900
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

[e]                   Compensatory Arrangements of Certain Executive Officers.

Approval of 2009 Incentive Bonuses.  On February 5, 2010, our Compensation Committee awarded the following cash bonuses to our named executive officers pursuant to our 2009 Executive Management Incentive Compensation Plan, which provides for such bonuses based upon the corporate and individual achievements of specified objective performance goals for the year:

Christopher Calhoun, CEO

Bonus Awarded:                                    $174,720

Marc Hedrick, President

Bonus Awarded:                                    $113,880

Mark Saad, Chief Financial Officer

Bonus Awarded:                                    $110,838

Seijiro Shirahama, President – Asia Pacific

Bonus Awarded:                                    $48,919

Bruce Reuter, Sr. Vice President of U.S. Sales

Bonus Awarded:                                    $40,250

Equity Compensation. On February 5, 2010, the Compensation Committee issued to Mr. Calhoun, Dr. Hedrick, Mr. Saad, Mr. Shirahama and Mr. Reuter options to purchase up to 150,000, 110,000, 100,000, 95,000 and 50,000 shares of our common stock, respectively, all with 48-month vesting schedules pursuant to the Company’s 2004 Equity Incentive Plan.

We expect Mr. Calhoun, Dr. Hedrick, Mr. Saad, Mr. Shirahama and Mr. Reuter to be our “named executive officers” by virtue of their status as our Principal Executive / Principal Financial Officers, and/or based upon their total compensation received for fiscal 2009.

Item 8.01                      Other Events.

On February 9, 2010, The Board of Directors of Cytori Therapeutics, Inc. have elected to receive a 20% reduction in their cash compensation for service to the Company during the second through fourth quarters of 2010.  To offset this reduction the non-employee Directors of the Board (“Directors”) were granted Restricted Stock Awards (“RSAs”) for an aggregate of 5,768 shares of the Company’s common stock (“Shares”) under the Company’s 2004 Equity Incentive Plan.  Each Director’s RSA vests in full on December 31, 2010 (“Vesting Date”), unless he voluntarily resigns prior to the Vesting Date, or if he is nominated, but declines to stand for re-election at the Company’s 2010 Annual Meeting. Vesting of a Director’s RSA will be accelerated upon his death or failure to be re-elected at the Company’s 2010 Annual Meeting.

The number of Shares underlying each RSA was determined by dividing the estimated  20% reduction by $6.84, which was the closing price of the Company’s common stock on the Nasdaq Global Market on February 9, 2010.  Following is a summary of the RSAs granted:

Director	Shares
Ronald Henriksen, Chairman	1,568
Richard J. Hawkins	943
Paul W. Hawran	1,294
E. Carmack Holmes	768
David M. Rickey	1.195
5,768

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.
Date: February 10, 2010	By: /s/ Mark E. Saad
Mark E. Saad
Chief Financial Officer